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                                                   Filed pursuant to Rule 497(e)

                                  X.com FUNDS

                                October 27, 2000
                   (supplement to prospectus dated May 1, 2000)


To all shareholders of each of the X.com FUNDS:


X.com Asset Management, the investment adviser to the X.com Funds, has decided to discontinue the traditional mutual fund business of the X.com Funds. The entire X.com organization will instead focus on domestic and global payment services through its PayPal business.


Each Fund will cease operations on December 1, 2000. All remaining shareholders of the Funds on that date will have their shares redeemed at the net asset value determined on that date and proceeds returned to them by check. Shareholders may redeem shares from their account and close their accounts before that date. To close your account, please see the instructions under the frequently asked question (FAQ) "How do I close my X Finance Account?" found under the "Help" tab after you log-in. Shareholders should not make further investments into the X.com Funds and no orders to purchase shares will be filled after November 15, 2000.


Only the money market funds will be relaunched as part of an expanded PayPal service, but shareholders would need to reinvest as PayPal members after the money market funds are re-opened.


INVESTORS SHOULD VISIT THE X.com WEB SITE AT www.x.com FOR FURTHER INFORMATION.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE. Thank you for your past investment in the Funds. Please call (888) 447-8999 with any questions.


                                   Sincerely,

                                  X.com FUNDS